UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 25, 2008

WILMINGTON TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware	19890

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 651-1000

(Former names or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
Wilmington Trust today issued a press release in the form attached as Exhibit A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION
Dated: March 25, 2008	By:	/s/ David R. Gibson
		Name:	David R. Gibson
		Title:	Executive Vice President Chief Financial Officer (Authorized Officer)